AAM S&P Developed Markets High Dividend Value ETF
Schedule of Investments
July 31, 2020 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.2%
	Australia - 5.7%
3,752	Computershare, Ltd.	$36,137
3,111	Fortescue Metals Group, Ltd.	38,842
2,415	Woodside Petroleum, Ltd.	34,656
		109,635
	Canada - 7.5%
811	Open Text Corporation	36,503
2,026	Power Corporation of Canada	35,952
3,250	RioCan Real Estate Investment Trust	36,297
2,388	SmartCentres Real Estate Investment Trust	36,154
		144,906

	Finland - 3.7%
1,718	Fortum Oyj	34,983
1,727	Kesko Oyj - Class B	36,963
		71,946
	France - 3.6%
1,044	Publicis Groupe SA	33,641
348	Sanofi	36,439
		70,080
	Germany - 3.5%
511	Bayer AG	33,983
12,558	Telefonica Deutschland Holding AG	34,526
		68,509
	Hong Kong - 3.7%
6,500	CK Asset Holdings, Ltd.	36,106
30,000	Sino Land Company, Ltd.	36,347
		72,453
	Italy - 5.3%
24,746	A2A SpA	35,510
3,636	Eni SpA	32,423
4,375	Mediobanca Banca di Credito Finanziario SpA	35,065
		102,998
	Japan - 22.3%
2,000	Aozora Bank, Ltd.	31,911
9,700	ENEOS Holdings, Inc.	33,688
1,400	Honda Motor Company, Ltd.	33,421
89	Japan Hotel REIT Investment Corporation	32,113
2,000	Japan Tobacco, Inc.	34,276
2,500	LIXIL Group Corporation	33,245
7,500	Marubeni Corporation	34,404
6,200	Mitsubishi Chemical Holdings Corporation	33,179
1,800	Sekisui House, Ltd.	32,653
3,000	Sumitomo Corporation	33,198
1,300	Sumitomo Mitsui Financial Group, Inc.	34,427
3,900	Sumitomo Rubber Industries, Ltd.	32,313
2,100	Ube Industries, Ltd.	34,023
		432,851
	Netherlands - 1.9%
1,240	Koninklijke Ahold Delhaize NV	35,880

	Norway - 1.9%
2,449	TGS NOPEC Geophysical Company ASA	36,038

	Portugal - 1.8%
7,676	NOS SGPS SA	34,020

	Singapore - 3.9%
2,500	Jardine Cycle & Carriage, Ltd.	36,462
3,000	Venture Corporation, Ltd.	39,160
		75,622
	Spain - 10.6%
1,421	ACS Actividades de Construccion y Servicios SA	32,850
670	Amadeus IT Group SA	33,561
1,298	Endesa SA	36,899
18,891	Mapfre SA	34,089
1,860	Naturgy Energy Group SA	34,619
8,013	Telefonica SA	33,618
		205,636
	Sweden - 1.7%
1,419	Intrum AB	33,528

	Switzerland - 3.7%
426	Novartis AG	35,341
105	Roche Holding AG	36,243
		71,584
	United Kingdom - 18.4%
1,049	British American Tobacco plc	34,758
59,807	Centrica plc	38,283
1,784	GlaxoSmithKline plc	35,821
15,516	Glencore plc	35,565
2,020	Imperial Brands plc	33,830
29,565	Marks & Spencer Group plc	36,856
593	Rio Tinto plc	35,919
2,362	Royal Dutch Shell plc - Class B	33,506
3,768	Sage Group, plc	36,073
22,867	Vodafone Group plc	34,683
		355,294
	TOTAL COMMON STOCKS (Cost $2,165,127)	1,920,980

	SHORT-TERM INVESTMENTS - 0.3%
5,841	Invesco Government & Agency Portfolio, Institutional Class - 0.07%*	5,841
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,841)	5,841
	TOTAL INVESTMENTS (Cost $2,170,968) - 99.5%	1,926,821
	Other Assets in Excess of Liabilities - 0.5%	10,436
	NET ASSETS - 100.0%	$1,937,257

	Percentages are stated as a percent of net assets.

*	Rate shown is the annualized seven-day yield as of July 31, 2020.

The Global Industry Classifications Standard (GICS ®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS ® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at July 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020:

AAM S&P Developed Markets High Dividend Value ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$1,920,980	$-	$-	$1,920,980
Short-Term Investments	5,841	-	-	5,841
Total Investments in Securities	$1,926,821	$-	$-	$1,926,821

For the period ended July 31, 2020, the Fund did not recognize any transfers to or from Level 3.